SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                --------------
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 13, 1997
              (Date of Earliest Event Reported): (January 12, 1997)

                       SANTA FE PACIFIC GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Delaware               1-13096              85-0307713
           (State of            (Commission        (I.R.S. Employer
       of Incorporation)       File Number)       Identification No.)


            6200 Uptown Blvd, NE, Suite 400
                Albuquerque, New Mexico                  87110
       (Address of Principal Executive Offices)        (Zip Code)

                                 (505) 880-5300
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
        (Former Name or Former Address, If Changed Since Last Report)



          ITEM 5.   OTHER EVENTS.

                    On January 12, 1997, the Board of Directors of Santa Fe Pacific Gold Corporation ("Santa Fe") determined, pursuant to Section 3(a) of the Rights Agreement, dated as of February 13, 1995, as amended (the "Rights Agreement"), between Santa Fe and Harris Trust and Savings Bank, as Rights Agent, that a Distribution Date (as defined in the Rights Agreement) shall not occur until the earlier of (x) such time as the Santa Fe Board shall determine and (y) immediately prior to such time as any Person becomes an Acquiring Person (as such terms are defined in the Rights Agreement).

                    On January 13, 1997, Santa Fe issued the press release attached hereto as exhibit 99.1.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

               (c)  Exhibits

                    99.1 Press release issued by Santa Fe on January 13, 1997.



                                   SIGNATURE

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SANTA FE PACIFIC GOLD
                                        CORPORATION

          Date:  January 13,  1997      By:  /s/ Wayne Jarke
                                           Name:   Wayne Jarke
                                           Title:  Secretary



                                   EXHIBITS

          99.1    Press release issued by Santa Fe on January 13, 1997